Concentration of Credit Risks	12 Months Ended
Dec. 31, 2018
Risks and Uncertainties [Abstract]
Concentration of Credit Risks

16. Concentration of Credit Risks

The Company’s vessels are chartered under either a time charter arrangement or voyage charter arrangement. Under a time charter arrangement, no security is provided for the payment of charter hire. However, payment is usually required monthly in advance. Under a voyage charter arrangement, a lien may sometimes be placed on the cargo to secure the payment of the accounts receivable, as permitted by the prevailing charter party agreement.

As of December 31, 2018, 23 of the Company’s 38 operated vessels, were subject to time charters, 15 of which will expire within one year, two which will expire within three years, and six which will expire within nine years. The committed time charter income for financial years ending December 31, 2018, is as follows:

(in thousands)
2019:	$114,098
2020:	$77,370
2021:	$60,974
2022:	$43,961
2023:	$38,667
2024 onwards:	$69,810

During 2018, four charterers contributed 55.1% of the operating revenue, comprising 16.5%, 15.4%, 13.5%, and 9.7% (2017: four charterers contributed 55.1% of the operating revenue, comprising 16.5%, 16.3%, 11.9% and10.4%).

As of December 31, 2017, and 2018, all of the Company’s cash and cash equivalents and short-term investments were held by large financial institutions, highly rated by a recognized rating agency.